UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

Global Industrial Company
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13792	11-3262067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Harbor Park Drive, Port Washington, New York		11050
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (516) 608-7000

Systemax Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	GIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of June 21, 2021, Systemax Inc. (the “Company”) amended its Certificate of Incorporation ("Charter Amendment") to change its legal name to “Global Industrial Company” (the “Name Change”). In addition, on June 21, 2021, the Company revised its amended and restated bylaws ("Bylaws") to reflect the Name Change.

This summary is qualified in its entirety by reference to the Charter Amendment and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events

In connection with the Name Change, the New York Stock Exchange ticker symbol for the Company’s shares of common stock ("Common Stock") changed from “SYX” to “GIC” at the opening of trading on June 21, 2021 (the "Ticker Change"). The new CUSIP number of the Common Stock is 37892E 102.

The Name Change and Symbol Change do not affect the rights of the Company’s stockholders. The Common Stock will continue to be traded on the New York Stock Exchange. Following the Name Change, the stock certificates of the Common Stock, which reflect the former name of the Company, will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Certificate of Incorporation of the Company
3.2	Second Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Exhibit Index

3.1	Certificate of Amendment of Certificate of Incorporation of the Company
3.2	Second Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIAL COMPANY

Date: June 23, 2021

	By:	/s/ Eric Lerner
Name: Eric Lerner
Title: Senior Vice President